UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Wisconsin Avenue, Suite 600, Washington, DC 20007

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (202) 333-0001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2006 Brian J. Curran entered into an employment agreement pursuant to which he will serve as Chief Operating Officer of InPhonic, Inc. (the “Company”). A copy of Mr. Curran’s employment agreement is attached as Exhibit 10.1 to this Form 8-K.

Pursuant to the terms of the employment agreement, Mr. Curran will receive an initial base salary of three hundred thousand dollars ($300,000) per annum. In addition, Mr. Curran will have the opportunity to earn an annual bonus of one hundred thousand dollars ($100,000) for on-target performance, as such terms shall be defined by the CEO and Mr. Curran. The Company also agreed to reimburse Mr. Curran for up to twenty thousand dollars ($20,000) of third party moving expenses incurred by Mr. Curran in connection with his relocation to the Washington, D.C. area.

On June 13, 2006, pursuant to his employment with the Company, Mr. Curran received two hundred eleven thousand five hundred (211,500) shares of restricted common stock of the Company (the “Restricted Stock”). The Restricted Stock shall vest over four (4) years from the effective date of the Restricted Stock Agreement with eleven thousand five hundred (11,500) shares of the Restricted Stock vesting upon the expiration of six (6) months from May 1, 2006 and the remainder vesting ratably every 90 days over the remainder of the four-year period. If Mr. Curran’s employment is terminated or his title or duties are changed coincident with or within twelve months of a Change in Control (as defined in the employment agreement), fifty percent (50%) of the unvested shares of Restricted Stock will vest immediately following the Change in Control.

The initial term of Mr. Curran’s employment agreement is four years, and shall renew upon mutual agreement of Mr. Curran and the Company within 30 days prior to expiration of the term. If the Company terminates Mr. Curran’s employment (i) without Cause, or (ii) if Mr. Curran resigns for Good Reason, Mr. Curran is entitled to receive (i) an amount equal to his base salary for a one-year period; (ii) the pro rata portion of any bonus in effect at the time of termination; (iii) any rights or benefits available under employee benefit plans then in effect, in which Mr. Curran participated; (iv) reasonable outplacement services not to exceed $20,000; (v) reimbursement of expenses in accordance with section 5.2 of the employment agreement; and (vi) any vested stock options or restricted stock.

During the term of his employment and for twelve (12) months thereafter, Mr. Curran has agreed not to (i) render any service (as an employee, officer, director, consultant or otherwise) to any unit or division of any entity involved directly in the Business (as defined in the employment agreement)); (ii) make or hold any investment in any entity in the Business other than the ownership of not more than five percent (5%) of the listed stock of any publicly traded entity; or (iii) contact any customer or employee of the Company to request, induce or attempt to induce such customer or employee to terminate any business relationship, agreement or employment with the Company, provided however, if Mr. Curran is terminated for Good Reason or without Cause, the twelve month period shall be reduced to six months.

On December 20, 2006 Andrew B. Zeinfeld entered into an employment agreement pursuant to which he will serve as President, E-Commerce of the Company. A copy of Mr. Zeinfeld’s employment agreement is attached as Exhibit 10.2 to this Form 8-K.

Pursuant to the terms of the employment agreement, Mr. Zeinfeld will receive an initial base salary of three hundred thousand dollars ($300,000) per annum. In addition, Mr. Zeinfeld will have the opportunity to earn an annual bonus of one hundred thousand dollars ($100,000) for on-target performance, as such terms shall be defined by the CEO and Mr. Zeinfeld. The Company also agreed to reimburse Mr. Zeinfeld for up to fifteen thousand dollars ($15,000) of third party moving expenses incurred by Mr. Zeinfeld in connection with his relocation to the Washington, D.C. area and up to twenty thousand dollars ($20,000) for any interim housing expenses. The Company also agreed to reimburse Mr. Zeinfeld for up to $5,000 in legal expenses incurred in negotiating the employment agreement.

On June 13, 2006, pursuant to his employment with the Company, Mr. Zeinfeld received three hundred fifty thousand (350,000) shares of restricted common stock of the Company (the “Restricted Stock”). The shares will vest over a four-year period, such that 25% of the shares will vest on the first anniversary of May 1, 2006 (the vesting commencement date) and the remainder will vest ratably every 90 days over the remainder of the four-year period. If Mr. Zeinfeld’s employment is terminated coincident with or within 180 days of a Change in Control (as defined in the employment agreement), fifty percent (50%) of the unvested shares of Restricted Stock will vest immediately following the Change in Control.

The initial term of the employment agreement is four years, and shall renew upon mutual agreement of Mr. Zeinfeld and the Company within 30 days prior to expiration of the term. If the Company terminates Mr. Zeinfeld’s employment (i) without Cause, or (ii) if Mr. Zeinfeld resigns for Good Reason, Mr. Zeinfeld is entitled to receive (i) an amount equal to his base salary for a one-year period; (ii) the pro rata portion of any bonus in effect at the time of termination; (iii) any rights or benefits available under employee benefit plans then in effect, in which Mr. Zeinfeld participated; (iv) reimbursement of expenses in accordance with section 5.2 of the employment agreement; and (v) any vested stock options or restricted stock.

During the term of his employment and for twelve (12) months thereafter, Mr. Zeinfeld has agreed not to (i) render any service (as an employee, officer, director, consultant or otherwise) to any unit or division of any entity involved directly in the Business (as defined in the employment agreement)); (ii) make or hold any investment in any entity in the Business other than the ownership of not more than five percent (5%) of the listed stock of any publicly traded entity; or (iii) contact any customer or employee of the Company to request, induce or attempt to induce such customer or employee to terminate any business relationship, agreement or employment with the Company, provided however, if Mr. Zeinfeld is terminated for Good Reason or without Cause, the twelve month period shall be reduced to six months.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated December 20, 2006 by and between InPhonic, Inc. and Brian J. Curran

10.2	Employment Agreement dated December 20, 2006 by and between InPhonic, Inc. and Andrew B. Zeinfeld

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

/s/ David A. Steinberg
Name:	David A. Steinberg
Title:	Chairman of the Board and Chief Executive Officer

Date: December 22, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Employment Agreement dated December 20, 2006 by and between InPhonic, Inc. and Brian J. Curran

10.2	Employment Agreement dated December 20, 2006 by and between InPhonic, Inc. and Andrew B. Zeinfeld